UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 6, 2026

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle
Suite 801 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 6, 2026, Catalyst Pharmaceuticals, Inc. (“Catalyst” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Angelini Pharma S.p.A., an Italian Società per azioni (“Angelini Pharma” or “Parent”), and Angelini Cielo Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

The Merger Agreement

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.001 per share (the “Shares”), issued and outstanding immediately prior to the Effective Time (other than Canceled Shares and Dissenting Shares) will be canceled and converted into the right to receive $31.50 per Share in cash, without interest thereon (the “Merger Consideration”) and subject to any applicable tax withholding.

In addition, the Merger Agreement provides for the following treatment of the Company’s equity awards:

•

Options. At the Effective Time, each option to purchase Shares that is then outstanding and unexercised, whether or not vested and which has a per Share exercise price that is less than the Merger Consideration (each, an “In the Money Option”), will be deemed fully vested and canceled, and converted into the right of the holder thereof to receive a cash payment equal to (x) the excess of (i) the Merger Consideration over (ii) the exercise price payable per Share under such In the Money Option, multiplied by (y) the total number of Shares subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting). In addition, at the Effective Time, each option to purchase Shares with a per Share exercise price equal to or greater than the Merger Consideration that is then outstanding and unexercised, whether or not vested, will be canceled with no consideration payable in respect thereof.

•

Restricted Stock Units. At the Effective Time, each then outstanding restricted stock unit of the Company will be deemed fully vested and canceled and converted into the right of the holder thereof to receive a cash payment equal to (x) the Merger Consideration multiplied by (y) the number of Shares subject to such restricted stock unit immediately prior to the Effective Time.

The parties expect the Merger and the other transactions contemplated by the Merger Agreement (together with the Merger, the “Transactions”) to close in the third quarter of 2026. Pursuant to the Merger Agreement, the Company will prepare and file a preliminary proxy statement in anticipation of the Company’s meeting of its stockholders for the purpose of voting upon the adoption of the Merger Agreement.

The consummation of the Merger is subject to various conditions, including, among others, customary conditions relating to: (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding Shares entitled to vote on such matter at a stockholders’ meeting duly called and held for such purpose (the “Required Company Stockholder Vote”); (ii) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (iii) the absence of any order preventing the consummation of the Merger or any law which prohibits or makes illegal the consummation of the Merger; (iv) the absence of any Material Adverse Effect (as defined in the Merger Agreement) since the signing of the Merger Agreement; and (v) other customary conditions relating to the accuracy of representations and warranties and performance of covenants.

The Merger Agreement contains customary representations, warranties and covenants of the Company, Parent and Merger Sub, including, among others, covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. The Company and Parent will use their respective reasonable best efforts to take or cause to be taken all actions necessary or advisable to obtain required regulatory approvals and, as promptly as practicable, to consummate the Transactions.

In addition, the Merger Agreement contains a customary “no-shop” provision which, subject to certain exceptions, restricts the Company’s ability to solicit, initiate, seek, knowingly encourage or knowingly facilitate any inquiry, offer or proposal that constitutes or that could reasonably be expected to result in a competing acquisition proposal from a third party, or to engage in discussions or negotiations regarding any such acquisition proposal. Notwithstanding the limitations applicable under the “no-shop” restrictions, if the Company receives an unsolicited, bona fide acquisition proposal from a third party prior to the date on which the Required Company Stockholder Vote is obtained and the Company’s board of directors (the “Board of Directors”) determines in good faith, after consultation with its outside legal counsel and financial advisors, that such acquisition proposal constitutes or would reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement) and that the failure to engage with the third party making such acquisition proposal would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, the Company may engage in discussions or negotiations with, and may provide non-public information relating to the Company to, the person making such acquisition proposal. The Board of Directors may also, subject to customary notice and match rights in favor of Parent and compliance with other procedures set forth in the Merger Agreement, change its recommendation that the Company’s stockholders approve the adoption of the Merger Agreement in certain circumstances in connection with a Superior Proposal or an Intervening Event (as defined in the Merger Agreement).

The Merger Agreement is not subject to financing conditions. Parent has advised the Company that it will finance the Transactions through a combination of cash on hand and debt financing.

The Merger Agreement contains certain termination rights for the Company and Parent. Subject to the terms and conditions of the Merger Agreement, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated on or prior to 11:59 p.m. Eastern Time on November 6, 2026 (the “End Date”), provided that the End Date will automatically be extended by 3 months if at the end of the prior period, all conditions to closing of the Merger other than conditions relating to the HSR Act or other applicable antitrust laws have been obtained or waived as of such date.

Upon termination of the Merger Agreement, under specified circumstances, the Company will be required to pay Parent a termination fee of approximately $155,500,000. Such circumstances include where the Merger Agreement is terminated (i) in connection with the Company accepting a Superior Proposal approved by the Board of Directors and entering into a binding written definitive acquisition agreement for the consummation of a transaction which the Board of Directors determines constitutes a Superior Proposal, or (ii) if the Board of Directors (a) fails to include its recommendation of the Merger in the Proxy Statement when mailed, (b) effects a Company Adverse Change Recommendation (as defined in the Merger Agreement), or (c) changes or withdraws, or fails to reaffirm within 5 business days after Parent so requests in writing, its recommendation of the Merger to the Company’s stockholders. The termination fee will also be payable if (i) the Merger Agreement is terminated (a) by Parent or the Company because the Merger is not consummated before the End Date (but in the case of a termination by the Company, only if Parent would not be prohibited from terminating the Merger Agreement on this basis because its material breach had caused or resulted in the Merger not being consummated by the End Date), (b) by Parent or the Company due to failure to obtain the Required Company Stockholder Vote to adopt the Merger Agreement, or (c) by Parent because the Company breached its representations, warranties or covenants in a manner that would cause the related closing conditions to not be met (provided that neither Parent nor Merger Sub is then in breach of its representations, warranties or covenants in a manner that would cause the related closing conditions to not be met); (ii) in the case of each of such events and prior to any such termination, a proposal to acquire at least 20% of the Company’s stock or assets is communicated to the Board of Directors or publicly disclosed and has not been withdrawn; and (iii) the Company enters into an agreement for, or consummates, a transaction involving an acquisition of at least 50% of the Company’s stock or assets within 18 months of such termination.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries, affiliates or businesses. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement. In addition, such representations, warranties and covenants have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. In addition, the representations, warranties and covenants have been qualified by (a) matters specifically disclosed in certain of the Company’s filings with the SEC, (b) confidential disclosures made to Parent and Merger Sub in the disclosure schedules delivered in connection with the Merger Agreement and (c) materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company, Parent or their respective businesses.

Additional Information

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC.

Voting and Support Agreements

On May 6, 2026, in connection with the Merger, Parent entered into voting agreements and accompanying irrevocable proxies (collectively, the “Voting Agreements”) with each of the directors and executive officers of the Company. Pursuant to the Voting Agreements, each of the directors and executive officers has agreed, among other things, to (i) vote all of the Shares held by such director or officer in favor of the adoption and approval of the Merger Agreement and the Transactions, and to provide Parent with a proxy to vote each such director of officer’s Shares; (ii) vote against other competing acquisition proposals from third parties, and to not solicit or engage in discussions regarding such acquisition proposals; and (iii) certain other restrictions on their ability to take actions with respect to the Company and their Shares, including restrictions on the transfer of Shares.

The Voting Agreements have been included to provide information regarding their terms. They are not intended to modify or supplement any factual disclosures about the applicable director or executive officer or the Company in any public reports filed with the SEC by the Company.

The foregoing description of the Voting Agreements is qualified in all respects by reference to the form of Voting Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On May 6, 2026, the Board of Directors approved and adopted an amendment (the “Forum Selection Amendment”) to the Company’s existing By-Laws that amends Article VIII, Section 8.1 of the By-Laws of the Company. The Forum Selection Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD

On May 7, 2026, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in Exhibit 99.1 is being furnished, not filed, pursuant to this Item 7.01. Accordingly, such information will not be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 8.01	Other Events

On May 7, 2026, the Company issued a press release announcing that it and its licensor, SERB S.A. (“SERB”) have entered into a settlement agreement (“Settlement Agreement”) with Hetero USA, Inc. (“Hetero”). This Settlement Agreement resolves the patent litigation brought by the Company and SERB in response to Hetero’s Abbreviated New Drug Application (“ANDA”) seeking approval to market a generic version of FIRDAPSE® (amifampridine) 10 mg tablets prior to expiration of the applicable patents.

Pursuant to the terms of the Settlement Agreement, Hetero will not market its generic version of FIRDAPSE® in the United States any earlier than January 2035, if approved by the U.S. Food and Drug Administration, unless certain limited circumstances customarily included in these types of agreements occur. In accordance with the Settlement Agreement, the parties will terminate all ongoing patent litigation between the Company/SERB and Hetero regarding FIRDAPSE® patents pending in the U.S. District Court for the District of New Jersey. The Company previously settled similar litigation regarding ANDA applications for FIRDAPSE® with Teva Pharmaceuticals, Inventia Healthcare Limited and Lupin Pharmaceuticals, Inc. and Lupin Ltd.

As required by law, the Company and Hetero will submit the Settlement Agreement to the U.S. Federal Trade Commission and the U.S. Department of Justice for review.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of May 6, 2026, by and among the Company, Parent and Merger Sub*

3.1	Amendment No. 2 to the Company’s By-Laws.

10.1	Form of Voting Agreement

99.1	Joint press release issued by the Company and Parent on May 7, 2026 relating to the Merger Agreement and the Merger.

99.2	Press release issued by the Company on May 7, 2026 relating to the settlement of the Paragraph 4 litigation between the Company and Hetero.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain identified information has been excluded from this exhibit because it both (i) is not material and (ii) would be competitively harmful if disclosed.

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2025 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2025 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this Current Report on Form 8-K, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to

Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this Current Report on Form 8-K as new information becomes available. All forward-looking statements in this Current Report on Form 8-K or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Michael W. Kalb
Michael W. Kalb
Executive Vice President and Chief Financial Officer

Dated: May 7, 2026

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